                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Miles B. Yakre

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Miles B. Yakre                                    Dated as of April 19, 2010
       ----------------------------------------------------
       Miles B. Yakre

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of April 19, 2010
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                             Christopher J. Pagano

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Christopher J. Pagano                             Dated as of April 27, 2010
       ----------------------------------------------------
       Christopher J. Pagano

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of April 27, 2010
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Sylvia R. Wagner

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Sylvia R. Wagner                                  Dated as of April 19, 2010
       ----------------------------------------------------
       Sylvia R. Wagner

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of April 19, 2010
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              John Steven Roberts

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ John Steven Roberts                               Dated as of March 24, 2008
       ----------------------------------------------------
       John Steven Roberts

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of March 24, 2008
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               S. Craig Lemasters

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ S. Craig Lemasters                                Dated as of October 1, 2006
       ----------------------------------------------------
       S. Craig Lemasters

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266

                        UNION SECURITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Michael J. Peninger

does hereby authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Michael J. Peninger                               Dated as of October 1, 2006
       ----------------------------------------------------
       Michael J. Peninger

                                   APPENDIX A

Union Security Insurance Company Power of Attorney
Dated as of October 1, 2006
Filed on Form N-6
File Numbers:

033-65243
333-69327
033-03919
033-28551
033-48266